SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 27, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                        0-31789        56-2317250
----------------------------                ----------     -------------
(State or other jurisdiction                (File No.)     (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                     07003
  ----------------------------------------                     -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                      --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01    Other Events
             ------------

         On May 27, 2005, the Registrant announced that it would purchase up to 81,651 shares of its Common Stock in open-market transactions from time to time in order to have shares available to fund stock awards previously made under the American Bank of New Jersey 2005 Restricted Stock Plan ("Stock Plan"). Such Stock Plan was previously approved by a vote of stockholders at the Registrant's Annual Meeting held on January 20, 2005.

         A copy of the press release is included with this Form 8-K as an exhibit.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------


     Exhibit
     Number                     Description
     ------                     -----------

       99    Press release dated May 27, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       ASB HOLDING COMPANY



Date: May 31, 2005                 By: /s/Fred G. Kowal
                                       -------------------------------------
                                       Fred G. Kowal
                                       President and Chief Operating Officer